UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number            811-21969

                                                 The GDL Fund

(Exact name of registrant as specified in charter)

One Corporate Center

                                         Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                     Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: September 30, 2014

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

The GDL Fund Third Quarter Report — September 30, 2014

To Our Shareholders,

For the quarter ended September 30, 2014, the net asset value (“NAV”) total return of The GDL Fund was (1.9)%, compared with a total return of 0.01% for the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index. The total return for the Fund’s publicly traded shares was (1.5)%. The Fund’s NAV per share was $12.18, while the price of the publicly traded shares closed at $10.54 on the New York Stock Exchange (“NYSE”).

See below for additional performance information.

Enclosed is the schedule of investments as of September 30, 2014.

Comparative Results

Average Annual Returns through September 30, 2014 (a) (Unaudited)					Since
	Quarter	1 Year	3 Year	5 Year	Inception (01/31/07)
GDL Fund
NAV Total Return (b)	(1.92)%	2.08%	3.49%	3.13%	2.63%
Investment Total Return (c)	(1.47)	1.90	6.15	3.15	1.20
Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index	0.01	0.05	0.07	0.10	0.94

(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month end) date. Dividends are not reinvested for the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

The GDL Fund

Schedule of Investments — September 30, 2014 (Unaudited)

Shares		Market Value
	COMMON STOCKS — 83.7%
	Aerospace and Defense — 0.1%
76,000	Allied Defense Group Escrow†	$4,560
28,000	Exelis Inc.	463,120
6,000	Kratos Defense & Security Solutions Inc.†	39,360

		507,040

	Automotive: Parts and Accessories — 3.6%
75,000	Cooper Tire & Rubber Co.	2,152,500
200,000	The Pep Boys - Manny, Moe & Jack†	1,782,000
100,000	TRW Automotive Holdings Corp.†	10,125,000

		14,059,500

	Building and Construction — 1.0%
500	Balfour Beatty plc	1,529
23,000	Fortune Brands Home & Security Inc.	945,530
50,000	URS Corp.	2,880,500

		3,827,559

	Business Services — 3.8%
4,000	Acxiom Corp.†	66,200
27,108	Blackhawk Network Holdings Inc., Cl. B†	875,588
500	Bull†	3,094
92,138	Clear Channel Outdoor Holdings Inc., Cl. A	621,010
92,500	Concur Technologies Inc.†	11,730,850
1,000	Conversant Inc.†	34,250
205,000	GrainCorp Ltd., Cl. A	1,534,619
500	PubliGroupe AG	109,982
1,556	Vectrus Inc.†	30,380

		15,005,973

	Cable and Satellite — 4.4%
9,000	AMC Networks Inc., Cl. A†	525,780
219,000	British Sky Broadcasting Group plc	3,131,362
10,000	Cablevision Systems Corp., Cl. A	175,100
12,910	Liberty Global plc, Cl. A†	549,191
30,000	Liberty Global plc, Cl. C†	1,230,450
1,200,000	Sky Deutschland AG†	10,198,931
7,500	Time Warner Cable Inc.	1,076,175
8,000	Time Warner Inc.	601,680

		17,488,669

	Communications Equipment — 0.1%
30,000	Riverbed Technology Inc.†	556,350

	Computer Software and Services — 1.7%
224,600	BMC Software Stub†	11,230
190,000	Compuware Corp.	2,015,900
2,000	Ebix Inc.	28,360
2,000	Mentor Graphics Corp.	40,990
100,000	Move Inc.†	2,096,000
1,000	TIBCO Software Inc.†	23,630
65,000	Yahoo! Inc.†	2,648,750

		6,864,860

Shares		Market Value
	Consumer Products and Services — 1.9%
76,000	Avon Products Inc.(a)	$957,600
8,000	Blyth Inc.	64,960
300,000	Indesit Co. SpA†	4,046,834
37,000	Lorillard Inc.	2,216,670
2,000	Prestige Brands Holdings Inc.†	64,740

		7,350,804

	Diversified Industrial — 0.4%
3,000	Foster Wheeler AG	94,860
10,000	Impreglon SE	180,680
15,000	ITT Corp.	674,100
46,000	Myers Industries Inc.	811,440

		1,761,080

	Educational Services — 0.0%
12,000	Corinthian Colleges Inc.†	1,326

	Electronics — 5.6%
211,700	Alliance Semiconductor Corp.†	169,360
77,500	Bel Fuse Inc., Cl. A	1,826,675
5,000	Cobra Electronics Corp.†	21,400
480,000	Laird plc	2,409,922
160,500	Measurement Specialties Inc.†	13,740,405
90,000	Vacon Oyj	3,830,851
3,000	Viasystems Group Inc.†	47,100

		22,045,713

	Energy and Utilities — 10.2%
152,000	Alvopetro Energy Ltd.†	88,218
134,000	Athlon Energy Inc.†	7,802,820
4,000	Atlas Energy LP	176,000
61,000	Bolt Technology Corp.	1,338,340
30,000	Cleco Corp.	1,444,500
270,000	Dragon Oil plc	2,610,927
60,000	Dresser-Rand Group Inc.†	4,935,600
72,000	Endesa SA	2,845,061
41,000	Energy Transfer Partners LP	2,623,590
460,000	Gulf Coast Ultra Deep Royalty Trust†	920,000
44,418	Integrys Energy Group Inc.	2,879,175
622,000	Kodiak Oil & Gas Corp.†	8,440,540
336	LinnCo LLC	9,727
10,000	NRG Energy Inc.	304,800
1,000	Origin Energy Ltd.	13,107
92,000	Pepco Holdings Inc.	2,461,920
109,000	Pike Corp.†	1,296,010
2,000	Silverwillow Energy Corp.†	304
100,000	WesternZagros Resources Ltd.†	68,753

		40,259,392

	Equipment and Supplies — 0.1%
3,000	The Middleby Corp.†	264,390

	Financial Services — 4.9%
900	Aspen Insurance Holdings Ltd.	38,493

See accompanying notes to schedule of investments.

The GDL Fund

Schedule of Investments (Continued) — September 30, 2014 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	Financial Services (Continued)
60,000	First Niagara Financial Group Inc.	$499,800
30,000	Hudson City Bancorp Inc.	291,600
131,000	National Interstate Corp.	3,654,900
60,000	Navient Corp.	1,062,600
18,400	Pohjola Bank plc, Cl. A	370,914
177,000	Protective Life Corp.	12,285,570
500	Schweizerische National-Versicherungs-Gesellschaft AG	43,679
60,000	SLM Corp.	513,600
50,000	SWS Group Inc.†	344,500
500	TF Financial Corp.	20,735
2,000	The Bank of Kentucky Financial Corp.	92,460

		19,218,851

	Food and Beverage — 5.5%
200,000	Annie’s Inc.†(a)	9,180,000
2,000	Cermaq ASA	30,118
210,000	China Huiyuan Juice Group Ltd.†	89,789
54,000	Einstein Noah Restaurant Group Inc.	1,088,640
1,310,000	Parmalat SpA	4,136,511
5,000	Pinnacle Foods Inc.	163,250
9,000	Post Holdings Inc.†	298,620
448,400	Starbucks Coffee Japan Ltd.	5,977,304
1,000	Warrnambool Cheese & Butter Factory Co. Holding Ltd.	6,365
3,255,000	Yashili International Holdings Ltd.	884,505

		21,855,102

	Health Care — 13.2%
2,000	Alere Inc.†	77,560
1,000	Allergan Inc.	178,190
20,000	Ambit Biosciences Corp.†	308,000
550,000	ArthroCare Corp. Stub†	192,500
43,000	AstraZeneca plc, ADR	3,071,920
2,000	Auxilium Pharmaceuticals Inc.†	59,700
66,500	Covidien plc	5,752,915
1,000	Gentiva Health Services Inc.†	16,780
2,400	ICU Medical Inc.†	154,032
12,900	Illumina Inc.†	2,114,568
1,000	Lexicon Pharmaceuticals Inc.†	1,410
10,000	LipoScience Inc.†	51,800
122,836	Medical Action Industries Inc.†	1,692,680
745,000	Nobel Biocare Holding AG	13,226,930
1,000	Pethealth Inc.†	2,473
3,000	QLT Inc.†	13,560
31,000	Rhoen Klinikum AG	940,497
61,000	Shire plc, ADR	15,802,050
50,000	Sigma-Aldrich Corp.	6,800,500
30,000	Smith & Nephew plc	505,796
2,500	Smith & Nephew plc, ADR	210,475
1,000	Synageva BioPharma Corp.†	68,780

Shares		Market Value
800	Taro Pharmaceuticals Industries Ltd.†	$123,088
1,241	Wright Medical Group Inc.†	37,602
13,000	WuXi PharmaTech Cayman Inc., ADR†	455,260

		51,859,066

	Hotels and Gaming — 5.9%
135,000	Bally Technologies Inc.†(a)	10,894,500
28,000	Belmond Ltd., Cl. A†	326,480
22,635	Eldorado Resorts Inc.†	96,197
680,000	International Game Technology(a)	11,471,600
1,000	MGM Resorts International†	22,780
8,000	Multimedia Games Holding Co. Inc.†	288,080

		23,099,637

	Machinery — 0.4%
3,000	CNH Industrial NV	23,872
42,000	Xylem Inc.	1,490,580

		1,514,452

	Metals and Mining — 0.4%
190,000	AuRico Gold Inc.	663,100
2,800	Camino Minerals Corp.†	88
1,000	Cayden Resources Inc.†	2,652
1,000	Chaparral Gold Corp.†	473
11	Jaguar Mining Inc.†	6
10,000	Lonmin plc†	30,121
1,000	Osisko Gold Royalties Ltd.†	12,661
3,000	Pan American Silver Corp.	32,975
500	Papillon Resources Ltd.†	674
16,000	Vulcan Materials Co.	963,680

		1,706,430

	Paper and Forest Products — 0.0%
12,000	Ainsworth Lumber Co. Ltd.†	29,037

	Publishing — 0.0%
136,000	SCMP Group Ltd.	33,015

	Real Estate — 0.3%
32,100	American Realty Capital Healthcare Trust Inc.	336,408
70,000	Glimcher Realty Trust	947,800
1,000	HealthLease Properties Real Estate Investment Trust	12,626

		1,296,834

	Retail — 5.2%
13,000	Family Dollar Stores Inc.	1,004,120
330,000	Safeway Inc.(a)	11,319,000
3,600	SpartanNash Co.	70,020
3,000	Tim Hortons Inc.	236,430
380,557	Zale Corp.†	7,991,697

		20,621,267

	Semiconductors — 2.2%
180,000	International Rectifier Corp.†	7,063,200

See accompanying notes to schedule of investments.

The GDL Fund

Schedule of Investments (Continued) — September 30, 2014 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	Semiconductors (Continued)
300	OmniVision Technologies Inc.†	$7,938
140,000	Peregrine Semiconductor Corp.†	1,731,800
2,500	Xcerra Corp.†	24,475

		8,827,413

	Specialty Chemicals — 2.0%
3,000	Ashland Inc.	312,300
10,000	Auriga Industries A/S, Cl. B†	520,060
90,000	Rockwood Holdings Inc.	6,880,500
3,600	SGL Carbon SE†	74,457

		7,787,317

	Telecommunications — 9.4%
690,000	Asia Satellite Telecommunications Holdings Ltd.	2,310,412
6,739	BCE Inc.	288,165
6,300	Enventis Corp.	114,534
182,800	Jazztel plc†	2,959,969
200,000	Koninklijke KPN NV†	640,875
256,500	LIN Media LLC, Cl. A†(a)	5,694,300
500	Loral Space & Communications Inc.†	35,905
58,926	Sprint Corp.†	373,591
170,000	Telenet Group Holding NV†	9,769,745
282,300	tw telecom inc.†(a)	11,746,503
64,500	Ziggo NV	3,021,617

		36,955,616

	Transportation — 1.2%
140,000	Contrans Group Inc., Cl. A	1,873,834
418,681	TNT Express NV	2,651,493

		4,525,327

	Wireless Communications — 0.2%
25,000	T-Mobile US Inc.†	721,750

	TOTAL COMMON STOCKS	330,043,770

	RIGHTS — 0.4%
	Health Care — 0.1%
187,200	Adolor Corp., CPR, expire 07/01/19†	97,344
201,600	American Medical Alert Corp.†	2,016
18,000	Chelsea Therapeutics International Ltd., CVR†	1,980
90,200	Clinical Data Inc., CVR, expire 04/14/18†	85,690
31,000	Cubist Pharmaceuticals Inc., CVR†	3,410
3,800	Furiex Pharmaceuticals Inc., CVR†	37,126
100	Omthera Pharmaceuticals Inc., expire 12/31/20†	60
346,322	Teva Pharmaceutical Industries Ltd., CPR, expire 02/20/23†	183,551
186,000	Trius Therapeutics, CVR†	24,180
5,000	Wright Medical Group Inc., CVR, expire 03/01/16†	11,000

		446,357

Shares			Market Value
	Specialty Chemicals — 0.0%
3,600	SGL Carbon SE, expire 10/13/14†		$3,665

	Wireless Communications — 0.3%
470,000	Leap Wireless International Inc., CVR, expire 03/14/16†		1,184,400

	TOTAL RIGHTS		1,634,422

	WARRANTS — 0.0%
	Energy and Utilities — 0.0%
35,000	Kinder Morgan Inc., expire 05/25/17†		127,400

	Metals and Mining — 0.0%
850	HudBay Minerals Inc., expire 07/20/18†		911

	TOTAL WARRANTS		128,311

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 15.9%
$62,620,000	U.S. Treasury Bills, 0.005% to 0.060%††, 10/23/14 to 03/19/15(b)		62,617,994

Number of Contracts	Expiration Date/ Exercise Price
	PUT OPTIONS PURCHASED (c)† — 0.0%
8	Burger King Worldwide Inc.	Jan. 15/37	7,200

	TOTAL INVESTMENTS — 100.0% (Cost $389,851,600)		$394,431,697

	Aggregate tax cost		$390,753,186

	Gross unrealized appreciation		$18,032,160
	Gross unrealized depreciation		(14,353,649)

	Net unrealized appreciation/depreciation		$3,678,511

Shares			Market Value
	SECURITIES SOLD SHORT —(7.5)%
	Consumer Products and Services — (0.2)%
9,250	Reynolds American Inc.		$545,750

	Energy and Utilities — (1.6)%
62,997	Whiting Petroleum Corp.		4,885,417
35,440	Wisconsin Energy Corp.		1,523,920

			6,409,337

See accompanying notes to schedule of investments.

The GDL Fund

Schedule of Investments (Continued) — September 30, 2014 (Unaudited)

Shares			Market Value
	SECURITIES SOLD SHORT (Continued)
	Health Care — (3.1)%
163,968	AbbVie Inc.		$9,470,792
43,498	Medtronic Inc.		2,694,701

			12,165,493

	Specialty Chemicals — (0.4)%
28,818	Albemarle Corp.		1,697,380

	Telecommunications — (2.2)%
190,960	Level 3 Communications Inc.		8,732,601

	TOTAL SECURITIES SOLD SHORT (Proceeds received $29,184,434)		$29,550,561

	Aggregate proceeds		$(29,184,434)

	Gross unrealized appreciation		$529,287
	Gross unrealized depreciation		(895,414)

	Net unrealized appreciation/depreciation		$(366,127)

Number of Contracts	Expiration Date/ Exercise Price		Market Value
	OPTIONS CONTRACTS WRITTEN (d) — (0.0)%
	Call Options Written — (0.0)%
8	Burger King Worldwide Inc.	Jan. 15/37	$188

	Aggregate premiums		$(192)

	Gross unrealized appreciation		$4
	Gross unrealized depreciation		—

	Net unrealized appreciation/depreciation		$4

Principal Amount		Settlement Date	Unrealized Appreciation
	FORWARD FOREIGN EXCHANGE CONTRACTS
3,800,000(e)	Deliver British Pounds in exchange for United States Dollars 6,158,680(f)	10/31/14	$47,932
35,000,000(g)	Deliver Euros in exchange for United States Dollars 44,216,244(f)	10/31/14	522,122
12,600,000(h)	Deliver Swiss Francs in exchange for United States Dollars 13,200,887(f)	10/31/14	107,647

	TOTAL FORWARD FOREIGN EXCHANGE CONTRACTS		$677,701

Notional Amount		Termination Date	Unrealized Depreciation
	EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS
$ 105,140	Gulf Keystone Petroleum Ltd.(i)	06/29/15	$(14,322)

(90,000 Shares)

(a)

At September 30, 2014, securities, or a portion thereof, with a value of $57,013,500 were reserved and/or pledged for collateral with the custodian for securities sold short, equity contract for difference swap agreements, and forward foreign exchange contracts.

(b)	At September 30, 2014, $43,200,000 of the principal amount was pledged as collateral for securities sold short, equity contract for difference swap agreements, and forward foreign exchange contracts.
(c)	At September 30, 2014, all of the put options purchased were held at Pershing LLC.
(d)	At September 30, 2014, the Fund had entered into over-the-counter Option Contracts Written with Pershing LLC.
(e)	Principal amount denoted in British Pounds.
(f)	At September 30, 2014, the Fund had entered into forward foreign exchange contracts with State Street Bank and Trust Co.
(g)	Principal amount denoted in Euros.
(h)	Principal amount denoted in Swiss Francs
(i)	At September 30, 2014, the Fund had entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right
CPR	Contingent Payment Right

Geographic Diversification	% of Market Value	Market Value
Long Positions
North America	72.9%	$287,607,232
Europe	23.5	92,513,394
Japan	1.5	5,977,304
Asia/Pacific	1.3	5,327,746
Africa/Middle East	0.7	2,610,927
Latin America	0.1	364,973
South Africa	0.0	30,121

Total Investments	100.0%	$394,431,697

Short Positions
North America	(7.5)%	$(29,550,749)

Total Investments	(7.5)%	$(29,550,749)

See accompanying notes to schedule of investments.

The GDL Fund

Notes to Schedule of Investments (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

—	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

The GDL Fund

Notes to Schedule of Investments (Unaudited) (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of September 30, 2014 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/14
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Aerospace and Defense	$ 502,480	—	$ 4,560	$ 507,040
Computer Software and Services	6,853,630	—	11,230	6,864,860
Health Care	51,666,566	—	192,500	51,859,066
Metals and Mining	1,705,756	674	—	1,706,430
Publishing	—	—	33,015	33,015
Retail	12,629,570	$ 7,991,697	—	20,621,267
Other Industries (a)	248,452,092	—	—	248,452,092
Total Common Stocks	321,810,094	7,992,371	241,305	330,043,770
Rights(a)	18,075	—	1,616,347	1,634,422
Warrants(a)	128,311	—	—	128,311
U.S. Government Obligations	—	$62,617,994	—	62,617,994
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$321,956,480	$70,610,365	$1,857,652	$394,424,497
LIABILITIES (Market Value):
Common Stocks Sold Short(a)	$ (29,550,561)	—	—	$ (29,550,561)
TOTAL INVESTMENTS IN SECURITIES - LIABILITIES	$ (29,550,561)	—	—	$ (29,550,561)
OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation):*
EQUITY CONTRACT:
Index Put Options Purchased	—	$ 7,200	—	$7,200
FORWARD CURRENCY EXCHANGE CONTRACTS
Forward Foreign Exchange Contracts	—	677,701	—	677,701
LIABILITIES (Unrealized Depreciation):*
EQUITY CONTRACT
Contract for Difference Swap Agreements	—	(14,322)	—	(14,322)
Call Options Written	$ (188)	—	—	(188)
TOTAL OTHER FINANCIAL INSTRUMENTS:	$ (188)	$ 670,579	$ —	$ 670,391

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as options, futures, forwards, and swaps, which may be valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have transfers among Level 1, Level 2, and Level 3 during the period ended September 30, 2014. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities.

The GDL Fund

Notes to Schedule of Investments (Unaudited) (Continued)

The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Merger Arbitrage Risk. The principal risk associated with the Fund’s investment strategy is that certain of the proposed reorganizations in which the Fund invests may involve a longer time frame than originally contemplated or be renegotiated or terminated, in which case losses may be realized. The Fund invests all or a portion of its assets to seek short term capital appreciation. This can be expected to increase the portfolio turnover rate and cause increased brokerage commission costs.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at September 30, 2014, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment

The GDL Fund

Notes to Schedule of Investments (Unaudited) (Continued)

techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

The Fund has entered into equity contract for difference swap agreement with The Goldman Sachs Group, Inc. Details of the swap at September 30, 2014 are reflected within the Schedule of Investments and further details are as follows:

Notional Amount	Equity Security Received	Interest Rate/Equity Security Paid	Termination Date	Net Unrealized Depreciation
$105,140 (90,000 Shares)	Market Value Appreciation on: Gulf Keystone Petroleum Ltd.	One Month LIBOR plus 90 bps plus Market Value Depreciation on: Gulf Keystone Petroleum Ltd.	6/29/15	$(14,322)

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Forward foreign exchange contracts at September 30, 2014 are presented within the Schedule of Investments.

Options. The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would

The GDL Fund

Notes to Schedule of Investments (Unaudited) (Continued)

realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. Put options purchased and Call options written which were held at September 30, 2014 are reflected within the Schedule of Investments.

The following table summarizes the net unrealized appreciation/(depreciation) of derivatives held at September 30, 2014 by primary risk exposure:

Asset Derivatives:	Net Unrealized Appreciation/ Depreciation
Forward Foreign Exchange Contracts	$677,701
Option Contracts Written	4

Total	$677,705

Liability Derivatives:
Equity Contracts	$(14,322)

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market

The GDL Fund

Notes to Schedule of Investments (Unaudited) (Continued)

value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination.

The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. Securities sold short at September 30, 2014 are reflected within the Schedule of Investments.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

The GDL Fund

Notes to Schedule of Investments (Unaudited) (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At September 30, 2014, the Fund held no investments in restricted securities.

Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward for an unlimited period capital losses incurred. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short term or long term capital losses.

THE GDL FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1977 and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGDLX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also from time to time purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GDL FUND

One Corporate Center

Rye, NY 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com
GABELLI.COM

TRUSTEES

Mario J. Gabelli, CFA

Chairman &

Chief Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Clarence A. Davis

Former Chief Executive Officer,

Nestor, Inc.

Mario d’Urso

Former Italian Senator

Arthur V. Ferrara

Former Chairman &

Chief Executive Officer,

Guardian Life Insurance

Company of America

Michael J. Melarkey

Partner,

Avansino, Melarkey, Knobel,

Mulligan & McKenzie

Edward T. Tokar

Senior Managing Director,

Beacon Trust Company

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

Andrea R. Mango

Secretary & Vice President

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

Frank M. Yodice

Assistant Vice President

and Ombudsman

Carter W. Austin

Vice President

David I. Schachter

Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

The Bank of New York Mellon

COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

TRANSFER AGENT AND

REGISTRAR

AMERICAN STOCK TRANSFER AND TRUST COMPANY

GDL Q3/2014

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The GDL Fund

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	11/20/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	11/20/2014

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	11/20/2014

* Print the name and title of each signing officer under his or her signature.